UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2020 (May 11, 2020)

Univar Solutions Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37443	26-1251958
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

3075 Highland Parkway, Suite 200
Downers Grove, IL 60515
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (331) 777-6000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	UNVR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 11, 2020, Jeanette A. Press notified Univar Solutions Inc. (the “Company”) of her decision to resign from her position as Vice President, Corporate Controller and Principal Accounting Officer of the Company effective as of May 22, 2020 (“Effective Date”). Ms. Press will continue to serve in her current role through the Effective Date. Ms. Press accepted a position with another company and her departure is not as a result of any dispute or disagreement with the Company.

As of the Effective Date, Nicholas W. Alexos, age 56, the Company’s Executive Vice President and Chief Financial Officer, will serve as the Company’s Principal Accounting Officer. Mr. Alexos has been the Company’s Executive Vice President and Chief Financial Officer since January 2020. Before joining the Company, he served as Executive Vice President and Chief Financial Officer at Dentsply Sirona, Inc. (“Dentsply”) from November 2017 to August 2019, where he led the growth strategy and executed successful portfolio shaping initiatives. He also served as Principal Accounting Officer of Dentsply from December 2017 to August 2019. From October 2017 to November 2017, he served as Executive Vice President and Chief Administrative Officer of Dentsply. Previously he served as a Managing Director of Madison Dearborn Partners, LLC from 1993 to 2017, where he helped a wide array of companies achieve growth and margin expansion. No new compensatory arrangements were entered into with Mr. Alexos in connection with his appointment as Principal Accounting Officer. There are no family relationships or related party transactions between Mr. Alexos and the Company that would be required to be reported.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 14, 2020	Univar Solutions Inc.

	By:	/s/ Noelle J. Perkins
	Name:	Noelle J. Perkins
	Title:	Senior Vice President, General Counsel and Secretary